SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2002

Greater Bay Bancorp
(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification number)

Commission file number: 0-25034

2860 West Bayshore Road
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5.	Other Events.

Greater Bay Bancorp recently updated its slide presentation as of March 31, 2002.

Item 7.	Financial Statements and Exhibits.

Exhibits

99.1	Greater Bay Bancorp slide presentation as of March 31, 2002

Item 9.	Regulation FD Disclosure

The slide presentation included herein as Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp
(Registrant)

Dated: April 30, 2002	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President and General
Counsel

Exhibit Index

99.1 Greater Bay Bancorp slide presentation as of March 31, 2002